Exhibit 99.1

FTAC EMERALD ACQUISITION CORP. ANNOUNCES POSTPONEMENT OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

PHILADELPHIA, PA, Sept. 18, 2023 (GLOBE NEWSWIRE) -- FTAC Emerald Acquisition Corp. (NASDAQ:EMLD) (the “Company”), a blank-check company formed for the purpose of acquiring or merging with one or more businesses, announces that the special meeting in lieu of annual meeting of stockholders (the “Meeting”) scheduled to be held on September 18, 2023 at 4:30 pm Eastern Time will be postponed until 4:30 pm Eastern Time on Tuesday, September 19. As previously announced, the Meeting will occur virtually at https://www.cstproxy.com/ftacemeraldacquisition/2023. The Meeting is being held for the purposes of considering and voting on (i) an extension amendment to the Company’s Amended and Restated Certificate of Incorporation, (ii) an extension amendment to the Investment Management Trust Agreement and (iii) an Adjournment Proposal, each as described in the Company’s amended definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on August 31, 2023. The price for any shares of Class A common stock properly redeemed in connection with the Meeting is estimated to be approximately $10.47 per share.

The proxy card included with the previously distributed proxy materials will not be updated to reflect the adjournment and may continue to be used to vote shares in connection with the Meeting. There is no change to the location, record date, purpose or any of the proposals to be acted upon at the Meeting. Stockholders who have already voted and do not wish to change their vote do not need to vote again.

Important Information and Where to Find It

The Company has mailed to its stockholders of record as of August 22, 2023 a definitive proxy statement (the “Proxy Statement”). Investors and security holders of the Company are advised to read the Proxy Statement because it contains important information about the Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: FTAC Emerald Acquisition Corp., 2929 Arch Street, Suite 1703, Philadelphia, PA 19104.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Proposals to be considered and voted on at the Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements.” Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s annual report on Form 10-K filed with the SEC and subsequent reports filed with the SEC, as amended from time to time. Copies of these documents are available on the SEC’s website, at www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact Information:

FTAC Emerald Acquisition Corp.
info@cohencircle.com